Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES	
		1	2

2. AMENDMENT/MODIFICATION NO. P00030	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY *(If other than Item 6)* CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, DC 20201		ASPR-BARDA 330 Independence Ave., S.W., Rm G640 Washington, DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*	(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC Attn: [**] EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824		9B. DATED *(SEE ITEM 11)*
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I
		10B. DATED *(SEE ITEM 13)* 06/15/2012
CODE 1410445 FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 43.103(a)(3) – Bilateral Modification
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to 1) Extend the Base Period of Performance from 9/30/21 to 9/30/22 at no additional costs to allow activity under CLIN 0003 Raxi; 2) Change the Contracting Officer; and D.3. Reporting Deliverables addressee as outlined as follows: Period of Performance: 06/15/2012 to 09/30/2022

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*. Mark Alley Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) Charles Strickland	
15B. CONTRACTOR/OFFEROR /s/ Mark Alley *(Signature of person authorized to sign)*	15C. DATE SIGNED Sep 29, 2021	16B. UNITED STATES OF AMERICA Digitally signed by Charles P. Strickland-S Date: 2021 09 30 09 01:16' /s/ Charles P. Strickland S *(Signature of Contracting Officer)*	16C. DATE SIGNED

STANDARD FORM 30 (Rev. 11/2016)

Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSO100201200004I Modification No. 0030 Page 3 of 3 1. This is Modification No. 0030 to Contract No. HHSO100201200004I. 2. The purpose of this modification is to: a) Extend the Base Period of Performance at no additional costs to the government to allow for activity under CLIN 0003 RAXI; 2) Change the Contracting Officer; and reporting deliverables addressee under Section D.3. b) This modification shall provide the adequate lead time to ensure the Contractor meet their obligations under CLIN 0003 RAXI at the Bayview site that was put on hold overall due to ongoing COVID activities introduced in early 2020. 3. Accordingly, the following changes are made to the contract: a) The Base Period of Performance is extended from 09/30/2021 to 09/30/2022 at no additional cost to the Government. b) Work and technical deliverables to be completed during the requested extension are outlined as follows: i. DP Tech Transfer (ongoing) ; ii. Bulk Drug Substance (BDS) Master Validation package (currently on hold); iii. Final Drug Product (FDP) Master Validation package iv. Final Master Batch Records - BDS; v. Final Master Batch Records – FDP; vi. Final validation reports (BDS and FDP); vii. Final submission and approval letter from FDA for SBLA approval; viii. Regulatory bridging plan (Comparability Plan) with Milestones; ix. Update site master file – due within [**] within PPQ completion c) No invoicing for this CLIN will occur during the extension period. 4. The Contracting Officer is changed from [**] to [**]; and accordingly [**] replaces [**] under Section D.3 Report Deliverables, with the following address: [**] Contracting Officer (CO) HHS/OS/ASPR/BARDA Pharmaceutical Countermeasures Infrastructure (PCI) Contracts Management and Acquisition (CMA) O’Neill Federal Office Building Washington, DC 20515 Email: [**] 5. No additional funding is incorporated into the Contract under this modification. The USG cost share obligation of $[**] remain unchanged. The Contract ceiling amount of $225,117,049.75, which includes the Contractor cost share amount, remains unchanged as follows:

Contract No. HHSO100201200004I Modification No. 0030 Page 4 of 3 [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] Total Budget (Funded) $ [**] [**] *] [**]] [**] [**] [**] [**] $ 225,117,049.75 a) Any work performed by the Contractor beyond the funding or costs limit will be at the contractor’s risk. b) Cost reporting requirements are subject to FAR 52.232-20 Limitation of Cost (Apr 1984). All other terms and conditions remain unchanged and in full effect.